Exhibit 10.24

EXECUTION VERSION

FIFTH AMENDMENT TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is effective as of the 15th day of July, 2011 (the “Amendment Effective Date”).

RECITALS

WHEREAS, MATRIX SERVICE COMPANY, a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”) and as a Lender and Issuing Bank, and the financial institutions therein named as Lenders, are parties to that certain Second Amended and Restated Credit Agreement dated as November 30, 2006 (the “Original Credit Agreement”), as it has been amended by (i) that certain First Amendment to Second Amended and Restated Credit Agreement dated July 6, 2007 (the “First Amendment”), (ii) that certain Second Amendment to Second Amended and Restated Credit Agreement dated February 11, 2009 (the “Second Amendment”), (iii) that certain Third Amendment to Second Amended and Restated Credit Agreement dated September 24, 2010 (the Third Amendment”) and (iv) that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated March 31, 2011 (the “Fourth Amendment”) (the Original Credit Agreement, as so amended, and as it may be amended, supplemented or restated from time to time hereafter in accordance with its terms, the “Credit Agreement”);

WHEREAS, all capitalized terms used but not defined in these Recitals shall have the meanings assigned to them in the Credit Agreement;

WHEREAS, new direct and indirect Subsidiaries of Borrower have been formed and the Borrower has requested amendments to certain provisions of the Credit Agreement, and the Lenders have agreed on the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

1. Incorporation by Reference; Defined Terms. Capitalized terms used but not defined in this Amendment (including the Recitals) shall have the meanings given to them in the Credit Agreement. All terms defined in the foregoing Recitals are incorporated herein by reference.

The term “Loan Documents” is hereby amended to include the Credit Agreement as amended by this Amendment, all as they may be further amended from time to time with the consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

The term “Agreement”, as used in the Credit Agreement, is hereby amended to mean the Credit Agreement as amended by this Amendment and as it may be further amended from time to time with the consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

The term “Credit Agreement” in all other Loan Documents is hereby amended to mean the Credit Agreement as amended by this Amendment and as it may be further amended from time to time with the consent of the Administrative Agent and, to the extent required by the Credit Agreement, the Lenders.

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2. Amendments. The Credit Agreement is hereby amended as follows:

(a) Exhibit D of the Credit Agreement is hereby replaced with Exhibit D attached to this Amendment.

(b) Exhibit E of the Credit Agreement is hereby replaced with Exhibit E attached to this Amendment.

(c) Schedule 3.13 attached to the Fourth Amendment and incorporated into the Credit Agreement thereby is hereby replaced with Schedule 3.13 attached to this Amendment.

(d) Section 5.09(a) is hereby amended by adding the following at the end thereof, before the period: “, which notice shall be accompanied by a revised Schedule 3.13 prepared by Borrower and containing the information necessary to cause the representations and warranties of Borrower set forth in Section 3.13 of this Agreement to be true and correct in all material respects on and as of the date of delivery thereof to the Administrative Agent (each a “Revised Schedule 3.13”). Schedule 3.13 shall be replaced by any such Revised Schedule 3.13, and the Credit Agreement shall be amended accordingly, upon approval of such Revised Schedule 3.13 by the Administrative Agent, notwithstanding any contrary provision of this Credit Agreement.”

(e) Section 5.09(b) is hereby amended by deleting all of the words prior to the “(i)” and replacing them with the following: “Within the earlier of (i) forty-five (45) days after the date that any Person becomes a Domestic Subsidiary as a result of the creation of such Domestic Subsidiary or an Acquisition permitted by Section 6.04 or otherwise (or such later time as may be agreed by the Administrative Agent up to thirty (30) days after the end of such forth-five (45) day period) or (ii) twenty (20) days after demand therefor by the Administrative Agent,”.

(f) Section 4(a) of the Fourth Amendment is hereby amended by replacing “ninety (90) days” with “three (3) years”, as and to the extent applicable to the dissolution of Matrix Service Specialized Transport, Inc., a Pennsylvania corporation.

3. Effect of this Amendment. Borrower has formed or caused to be formed new Domestic Subsidiaries, namely PDM Engineering Services, Inc., a Delaware corporation, MSE Engineering Services, Inc., a Delaware corporation, EDC Engineering Services, Inc., a Delaware corporation, and Matrix International Engineering, LLP, a Delaware limited liability partnership (collectively the “New Domestic Subsidiaries”). Lenders hereby waive the provisions of Section 5.09 of the Credit Agreement as they apply to the New Domestic Subsidiaries provided that the conditions set forth in Section 4 of this Amendment are satisfied. This waiver shall be limited precisely as provided for herein (including without limitation any time periods specified) and such waiver shall not be deemed to be a waiver of, amendment to, consent to or modification of (i) any other term or provision of the Credit Agreement or any of the other Loan Documents or (ii) any other event, condition, or transaction on the part of the Borrower or any other Person which would require the consent of the Administrative Agent or any of the Lenders. This Amendment shall not be deemed to be a waiver of, amendment to, consent to or modification of any other term or provision

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of the Credit Agreement or of any term or provision of any of the other Loan Documents, except as specifically set forth herein, and this Amendment shall not be deemed to be a waiver of, amendment to, or consent to or modification of any event, condition, or transaction on the part of the Borrower or any other Person except as specifically set forth herein.

4. Conditions. This Amendment shall be effective as of the Amendment Effective Date, provided the following conditions precedent are satisfied:

(a) Administrative Agent’s receipt of the following, each of which shall be originals or facsimile or portable document format (PDF) copies (followed promptly by originals) unless otherwise specified, each properly executed, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the date of the Amendment) and each in form and substance satisfactory to Administrative Agent and its legal counsel:

(i) executed counterparts of this Amendment and all other documents and instruments requested by Administrative Agent, sufficient in number for distribution to each Lender and Borrower;

(ii) a certificate of the Secretary of Borrower and the New Domestic Subsidiaries in a form satisfactory to Administrative Agent, with resolutions in a form satisfactory to Administrative Agent;

(iii) such other certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each officer thereof authorized to act as an Authorized Officer in connection with this Amendment and the other Loan Documents to which such Credit Party is a party;

(iv) fully-executed originals of the documents, instruments and agreements described in Section 5.09(b)(i) and (ii) of the Agreement, as to the following:

(A)	PDM Engineering Services, Inc., a Delaware corporation;

(B)	MSE Engineering Services, Inc., a Delaware corporation;

(C)	EDC Engineering Services, Inc., a Delaware corporation; and

(D)	Matrix International Engineering, LLP, a Delaware limited liability partnership; and

(v) a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of Conner & Winters, LLP, counsel for the Borrower and the Subsidiaries, substantially in the form of Annex 1 attached to this Amendment, and the Borrower hereby requests such counsel to deliver such opinion;

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(b) Administrative Agent’s receipt of such other assurances, certificates, documents, and consents as Administrative Agent reasonably may require; and

(c) unless waived by Administrative Agent, Borrower shall have paid all fees, expenses and disbursements of any law firm or other external counsel for Administrative Agent to the extent invoiced prior to the date hereof, plus such additional amounts of such fees, expenses and disbursements as shall constitute its reasonable estimate thereof incurred or to be incurred by it through the closing proceedings as to this Amendment (provided that such estimate shall not thereafter preclude a final settling of accounts between Borrower and Administrative Agent).

5. Acknowledgment and Ratification; Representations and Warranties. The Borrower acknowledges and agrees that the Credit Agreement shall remain in full force and effect as amended hereby. Borrower represents and warrants to the Lenders that as of the date of execution of this Amendment and as of the Amendment Effective Date:

(a) the representations and warranties set forth in the Credit Agreement are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, in which case they are true and correct as of such earlier date, and for purposes of this Amendment the representations and warranties contained in subsection (a) of Section 3.04 shall be deemed to refer to the most recent financial statements furnished by the Borrower pursuant to clauses (a) and (b) of Section 5.01;

(b) no Default or Event of Default exists;

(c) neither the Borrower nor any of the Guarantors owns or has any interest in any “commercial tort claim” (as that term is defined in 12A Okla. Stat. § 1-9-102(a)(13) as of the Amendment Effective Date) that has not been specifically described in a Security Agreement as part of the collateral thereunder;

(d) the execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not and will not contravene the terms of any of the Borrower’s organizational documents, any law or any indenture, loan or credit agreement, or any other material agreement or instrument to which the Borrower is a party or by which it is bound or to which it or its properties are subject;

(e) no authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority or any other Person are necessary for the execution, delivery or performance by the Borrower of this Amendment or for the validity or enforceability thereof, other than routine informational filings with the SEC and/or other Governmental Authorities;

(f) this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability, and by judicial discretion regarding the enforcement of or any applicable laws affecting remedies (whether considered in a court of law or a proceeding in equity); and

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(g) Schedule 3.13 attached hereto is an accurate list of and other information regarding the Borrower and all Subsidiaries of the Borrower as of the date of this Amendment, setting forth their respective jurisdictions of organization and the percentage of the respective capital stock or other ownership interests of the Subsidiaries owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock or other Equity Interests in such Subsidiaries have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable.

6. Defaults Unaffected. Except as may be expressly set forth herein, nothing contained in this Amendment shall prejudice, act as, or be deemed to be a waiver of any Default or Event of Default or any right or remedy available to Administrative Agent or any Lender by reason of the occurrence or existence of any fact, circumstance or event constituting a Default or Event of Default.

7. Governing Law; Miscellaneous. This Amendment shall be governed by the internal laws of the State of Oklahoma. Unless stated otherwise, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document, and (d) this Amendment shall be effective when it has been executed by the parties hereto and each party has notified the Administrative Agent by facsimile transmission or telephone that it has taken such action.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

MATRIX SERVICE COMPANY,
a Delaware corporation

By:	/S/ Kevin Cavanah
Kevin S. Cavanah, Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT]

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Lender and Issuing Bank

By:	/S/ Tipton J. Burch
Tipton J. Burch, Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT]

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WELLS FARGO & CO. successor by merger to Wachovia Bank, National Association

By:	/S/ John Munger
John Munger, Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT]

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AMEGY BANK NATIONAL ASSOCIATION

By:	/S/ Daniel Cox
Daniel L. Cox, Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT]

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BANK OF AMERICA, N.A., successor
by merger to LaSalle Bank National Association

By:	/S/ Tony Shinn
Tony N. Shinn, Senior Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT]

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BMO CAPITAL MARKETS FINANCING, INC.

By:	/S/ Shahrokh Shah
Shahrokh Shah, Managing Director

[SIGNATURE PAGE TO FIFTH AMENDMENT]

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Exhibit D

List of Existing Guarantees

March 7, 2003 Subsidiary Guaranty:

Matrix Service Inc.

Matrix Service Industrial Contractors, Inc, (f/k/a Matrix Service Mid-Continent, Inc.)

Matrix Service Inc., an Ontario Canada corporation, a/k/a Matrix Service Inc. Canada

Hake Acquisition Corp. (no longer in existence)

Hake Group, Inc. (no longer in existence)

Bogan, Inc. (including Fiberspec, a division) (no longer in existence)

Matrix Service Specialized Transport, Inc., f/k/a Frank W. Hake, Inc.

Hover Systems, Inc. (no longer in existence)

I & S, Inc. (no longer in existence)

McBish Management, Inc. (no longer in existence)

Mechanical Construction, Incorporated, a/k/a Mechanical Construction, Inc. (no longer in existence)

Mid-Atlantic Constructors, Inc. (no longer in existence)

Talbot Realty, Inc. (no longer in existence)

Bish Investments, Inc. (no longer in existence)

I & S Joint Venture, L.L.C. (no longer in existence)

August 10, 2005 Subsidiary Guaranty:

Matrix Service Industrial Contractors Canada, Inc.

Matrix Service Industrial Contractors ULC

February 11, 2009 Subsidiary Guaranty:

Matrix Service ULC, an Alberta unlimited liability corporation

S.M. Electric Company, Inc., a New Jersey corporation

September 24, 2010 Subsidiary Guaranty:

Matrix Service International, LLC, a Delaware limited liability company

March 31, 2011 Subsidiary Guaranty:

Matrix International Holding, LLC, a Delaware limited liability company

Matrix International Construction, LLC, an Oklahoma limited liability company

Exhibit E

List of Existing Security Agreements

March 7, 2003 Pledge and Security Agreements executed and delivered by the following parties:

Matrix Service Company

Matrix Service Inc.

Matrix Service Inc., an Ontario Canada corporation, a/k/a Matrix Service Inc. Canada

Matrix Service Industrial Contractors, Inc, (f/k/a Matrix Service Mid-Continent, Inc.)

Hake Acquisition Corp. (no longer in existence)

Bish Investments, Inc. (no longer in existence)

Bogan, Inc. (including Fiberspec, a division) (no longer in existence)

Hake Group, Inc. (no longer in existence)

Frank W. Hake, Inc. (n/k/a Matrix Service Specialized Transport, Inc.) (no longer in existence)

Hover Systems, Inc. (no longer in existence)

I & S, Inc. (no longer in existence)

I & S Joint Venture, L.L.C. (no longer in existence)

McBish Management, Inc. (no longer in existence)

Mechanical Construction, Incorporated,

a/k/a Mechanical Construction, Inc. (no longer in existence)

Mid-Atlantic Constructors, Inc. (no longer in existence)

Talbot Realty, Inc. (no longer in existence)

August 10, 2005 Pledge and Security Agreements:

Matrix Service Industrial Contractors Canada, Inc.

Matrix Service Industrial Contractors ULC

August 10, 2005 Amended and Restated Pledge and Security Agreement:

Matrix Service Inc., an Ontario Canada corporation

February 11, 2009 Pledge and Security Agreements:

Matrix Service ULC, an Alberta unlimited liability corporation

S.M. Electric Company, Inc., a New Jersey corporation

September 24, 2010 Pledge and Security Agreement:

Matrix Service International, LLC, a Delaware limited liability company

March 31, 2011 Pledge and Security Agreement:

Matrix International Holding, LLC, a Delaware limited liability company

Matrix International Construction, LLC, an Oklahoma limited liability company

Annex 1

OPINION OF COUNSEL FOR THE BORROWER

4000 One Williams Center

Tulsa, Oklahoma 74172

918.586.5711 Phone

918.586.8982 Fax

www.cwlaw.com

            , 2011

The Administrative Agent, the Issuing Bank and the Lenders who are parties to the Credit Agreement described below

Ladies and Gentlemen:

We have acted as counsel to Matrix Service Company, a Delaware corporation (the “Borrower”), and its Subsidiaries as follows:

Matrix Service Inc. – an Oklahoma corporation

Matrix Service Industrial Contractors, Inc. – an Oklahoma corporation

Matrix Service Specialized Transport Inc. – a Pennsylvania corporation

Matrix Service Industrial Contractors Canada, Inc., a Delaware corporation

Matrix Service Inc. – an Ontario, Canada corporation

Matrix Service Industrial Contractors ULC – a Nova Scotia, Canada unlimited liability corporation

Matrix Service ULC – an Alberta, Canada unlimited liability corporation

S.M. Electric Company, Inc. – a New Jersey corporation

Matrix Service International, LLC – a Delaware limited liability company

Matrix International Holding, LLC – a Delaware limited liability company

Matrix International Construction, LLC – an Oklahoma limited liability company

MSE Engineering Services, Inc. – a Delaware corporation

PDM Engineering Services, Inc. – a Delaware corporation

EDC Engineering Services, Inc. – a Delaware corporation

Matrix International Engineering, LLP – a Delaware limited liability partnership

(collectively with the Borrower, the “Clients”), in connection with (i) the Borrower’s execution and delivery of that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of July     , 2011, among the Borrower, the Lenders named therein, and JPMorgan Chase Bank, N.A., as a Lender, Issuing Bank and as Administrative Agent (the “Administrative Agent”) for the Lenders (the “Fifth Amendment”), which amends that certain Second Amended and Restated Credit Agreement dated as of November 30, 2006, as previously amended (as so amended and as further amended by the Fifth Amendment, the “Credit Agreement”) and (ii) the execution by certain of the other Clients of certain other documents, all the documents referenced herein listed as follows (collectively, the “Documents”):

(a)	the Fifth Amendment;

(b)	Subsidiary Guaranty agreements of even date with the Fifth Amendment by MSE Engineering Services, Inc., a Delaware corporation (“MSE”), PDM Engineering Services, Inc., a Delaware corporation (“PDM”), EDC Engineering Services, Inc., a Delaware corporation (“EDC”), and Matrix International Engineering, LLP, a Delaware limited liability partnership (“MIE”); and

(c)	Pledge and Security Agreements of even date with the Fifth Amendment by MSE, PDM, EDC and MIE.

In addition to our review of the Documents, we have also examined and relied upon originals or copies of organizational documents and other records of the Clients as well as such certificates of public officials and officers of the Clients and such other documents and matters as we have deemed necessary or appropriate for purposes of this opinion.

All terms capitalized in this opinion letter without definition have the same meanings as in the Credit Agreement.

In rendering this opinion, we have assumed the following to be true and have conducted no investigation to confirm such assumptions or to determine to the contrary:

A. (i) The authenticity of all documents, instruments and certificates submitted to us as originals, (ii) the conformity with the original documents of all documents, instruments and certificates submitted to us as certified, conformed, photostatic or electronic copies, and (iii) the authenticity of the originals from which all such copies were made.

B. All parties to the Documents (other than the Clients) have full power and authority to execute, deliver and perform their respective obligations under the Documents and under the documents required or permitted to be delivered and performed thereunder, and all such documents have been duly authorized by all necessary action by such parties, have been fully executed by such parties, have been duly delivered by such parties and are or will be valid, binding and enforceable obligations of such parties.

C. All signatures on the Documents (other than those on behalf of the Clients) are genuine.

D. The conduct of the parties to the Documents has and will comply with any requirement of good faith, fair dealing, conscionability and commercial reasonableness.

E. There has not been any mutual mistake of fact or misunderstanding, fraud, duress or undue influence in connection with the Documents.

F. Each party to each of the Documents (other than the Clients) is in good standing under the laws of the jurisdiction in which it is incorporated or organized.

G. The execution, delivery and performance by each party (other than the Clients) of the Documents does not breach, conflict with or constitute a violation of (i) the certificate of incorporation, bylaws or any other charter or organizational document of such party, or (ii) the laws or governmental rules and regulations of any jurisdiction, or (iii) any agreement, instrument or document to which any such party is a party or by which any such party or any of its properties is bound or (iv) any order, judgment or decree to which any such party is subject or by which any of its properties is bound.

In rendering this opinion, we have relied as to matters of fact, to the extent we deem such reliance appropriate, without investigation, upon certificates of public officials and upon affidavits, certificates and written statements of officers and employees of the Borrower and Subsidiaries, including the various factual representations of the Clients set forth in the Documents and the Secretary’s Certificate delivered to the Administrative Agent on behalf of the Clients of even date herewith.

Based upon the foregoing, and subject to the qualifications and limitations set forth herein, we are of the opinion that:

l. Each of the Clients (other than Matrix Service Inc., an Ontario, Canada corporation, Matrix Service Industrial Contractors ULC, a Nova Scotia, Canada unlimited liability corporation, and Matrix Service ULC, an Alberta, Canada unlimited liability corporation, as to which no opinion is expressed in this paragraph 1) is a corporation, limited liability company or limited liability partnership duly and properly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite corporate, limited liability company or partnership authority to conduct its business in each jurisdiction in which its business is conducted; and each of the Clients is qualified to do business and is in good standing in each other jurisdiction where the nature of the business conducted by it makes such qualification necessary or appropriate, except where the failure to be so qualified would not have a Material Adverse Effect.

2. The execution and delivery by the Clients that are parties thereto, of the Documents to which they, or any of them, is a party, and the performance by such Client or Clients, as the case may be, of their respective obligations thereunder, have been duly authorized by proper proceedings on the part of the respective Clients and do not and will not:

(a) require any consent of any of the Clients’ shareholders, members or partners (other than any such consent as has already been given and remains in full force and effect);

(b) violate (i) any United States or Oklahoma law, rule, or regulation, which, in our experience, would normally apply to transactions of the type contemplated by the Documents, (ii) any order, writ, judgment, injunction, decree or award of which we have knowledge that is applicable to or binding upon any of the Clients, (iii) any Client’s articles or certificate of incorporation or organization, by-laws or other organizational documents, as the case may be, or (iv) the provisions of any indenture, instrument or agreement that has either been listed as an exhibit to any periodic report filed by the Borrower since January 1, 2005 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act Documents”), or is otherwise known to us, to which any of the Clients is a party or is subject, or by which it, or its property, is bound, or conflict with or constitute a default thereunder; or

(c) result in, or require, the creation or imposition of any Lien in, of or on any of the property of any Client pursuant to the terms of any indenture, instrument or agreement binding upon any of the Clients that has been filed as an exhibit to any of the Exchange Act Documents or that is otherwise known to us.

3. The Documents to which any of the Clients is a party have been duly executed and delivered by the Clients identified therein as party thereto and constitute legal, valid and binding obligations of the Clients party thereto, enforceable against such Clients in accordance with their terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

4. The Existing Guaranty Agreements listed on Exhibit D of the Fifth Amendment and the Existing Security Agreements listed on Exhibit E of the Fifth Amendment (collectively the “Existing Support Documents”) are and continue to be enforceable against the Clients party thereto in accordance with their terms, both before and after the execution and delivery of the Documents and taking into account the terms and provisions of the Documents, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject also to the availability of equitable remedies if equitable remedies are sought. The execution and delivery of the Documents do not and will not result in or give rise to (i) any release or discharge of any obligations of any of the Clients under any of the Existing Support Documents or (ii) any valid defenses to any suit or claim under or to enforce any of the Existing Support Documents.

5. Except as described in Schedule 3.06 to the Credit Agreement, to our knowledge, there is no litigation, arbitration, governmental investigation, proceeding or inquiry pending or threatened against any of the Clients which, if adversely determined, could reasonably be expected to have a Material Adverse Effect.

6. No order, consent, adjudication, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, which has not been obtained by any Client, is required to be obtained by any Client in connection with the execution and delivery of the Documents, the borrowings under the Credit Agreement, the payment and performance by the Borrower of the Obligations, or the legality, validity, binding effect or enforceability of any of the Documents.

This opinion is subject to the following qualifications and limitations:

(i) The provisions contained in the Documents that permit any person to take action or make determinations, or to benefit from indemnities or similar undertakings, may be subject to requirements that such action be taken or such determinations be made, or that any action or inaction by such person that may give rise to a request for payment under such an indemnity or similar undertaking be taken or not taken, on a reasonable basis and in good faith.

(ii) Under certain circumstances the requirements that the provisions of the Documents may be modified or waived only in writing or only in a specific instance may be unenforceable to the extent that an oral agreement has been effected or a course of dealing has occurred modifying such provisions.

(iii) A court may modify or limit contractual awards of attorneys’ fees.

(iv) We express no opinion with regard to the effect of any (a) federal or state securities and “blue sky” laws and regulations, (b) federal or state antitrust and unfair competition laws and regulations, (c) federal or state pension and employee benefit laws and regulations, (d) federal or state environmental, subdivision, zoning, health, safety or land use laws and regulations, (e) federal or state racketeering laws and regulations and banking laws and regulations, and (f) administrative decisions, and rules and regulations of county and municipal political subdivisions.

(v) With respect to our opinion in paragraph 3 above, we express no opinion as to the enforceability of any Documents that purport to be governed by the laws of any jurisdiction other than the State of Oklahoma or that purport to (a) limit or expand remedies beyond those recognized in Oklahoma; (b) give the right of specific performance; (c) alter rules of civil procedure or evidence; (d) waive defenses or rights; (e) create and govern a trustee or creditor in possession status; (f) create indemnities or exculpate a party from liability for its own wrongful or negligent acts; (g) authorize the secured party to take discretionary independent action for the account of or as an agent or attorney-in-fact for the debtor; (h) limit or expand the rights of set-off; (i) guarantee the performance of acts other than payment of money; (j) limit jurisdiction of the courts, establish any exclusive venue, purport to waive jury trial, or establish evidentiary standards; or (k) provide for the appointment of a receiver without notice. The invalidity or unenforceability of such provisions should not, in our opinion, substantially interfere with the practical realization of the benefits of the Documents.

(vi) We express no opinion with respect to matters of perfection or priority of liens and security interests in any property of the Borrower and its Subsidiaries.

(vii) With respect to our opinion in paragraph 6, we express no opinion regarding any filings the Lenders would be required to make subsequent to foreclosure in connection with the ownership and operation of the Clients’ assets.

We have not relied upon, nor do we undertake for the purpose of this opinion the responsibility to review, the records of any court or administrative or governmental body to determine the existence of any judicial or administrative proceeding, order, decree, writ or judgment. As to all matters where we refer to “our knowledge” of the existence of any facts, situations or instruments, such knowledge means that after considering the actual knowledge of those attorneys in our firm who have given substantive attention to the Borrower’s affairs, we find no reason to believe that the opinions expressed above are factually incorrect.

We are members of the bar of the State of Oklahoma. Our opinions expressed above are limited to the laws of the State of Oklahoma, the corporate laws of the State of Delaware, the corporate laws of the Commonwealth of Pennsylvania, the corporate laws of the State of New Jersey, and the federal laws of the United States of America, and we do not express any opinion herein concerning the laws of any other jurisdiction. To the extent the opinions expressed in paragraphs 2 and 3 above are governed by the laws of a province of Canada, we have assumed that the applicable law in those jurisdictions is the same as the applicable law in the State of Oklahoma in all relevant respects.

The effective date of this opinion is the date first set forth above, and we do not undertake to advise you of any matter brought to our attention thereafter which would or may modify, in whole or in part, any or all of the foregoing. This opinion is limited to the matters expressly stated herein, and no opinion is implied or may be inferred beyond the matters expressly stated.

This opinion is rendered to the Administrative Agent, the Issuing Bank, the Lenders who are parties to the Credit Agreement and their respective permitted participants and assigns under the Credit Agreement, is for their sole benefit and may only be relied upon by them. At your request, we hereby consent to reliance hereon by any future permitted participant, successor or assignee under the Credit Agreement on the condition and with the understanding that (i) this opinion speaks only as of the date hereof, (ii) we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to any person other than those named in the preceding sentence, or to take into account changes in law, facts or any other developments of which we may later become aware, and (iii) any such reliance by a future participant, successor or assignee must be actual and reasonable under the circumstances existing at the time of the applicable participation, assignment or transfer, including any changes in law, facts or any other developments known to or reasonably knowable by the participant, assignee or transferee at such time.

This opinion is not to be quoted in whole or in part or otherwise referred to, nor is it to be filed with or delivered or communicated to any government agency (other than any government agency with regulatory authority as to any of the Lenders or as may otherwise be required by law) or any other person, without our prior written consent.

Very truly yours,

CONNER & WINTERS, LLP

Schedule 3.13

Subsidiaries (List of All Subsidiaries, with Jurisdictions of Organization,

Ownership Percentages Held by Borrower or other Subsidiaries)

Parent Company: Matrix Service Company, a Delaware corporation (Borrower) - Total Authorized Capital: 65,000,000 total shares. Classes: 60,000,000 shares of common stock at $0.01 par value and 5,000,000 shares of preferred stock at $0.01 par value

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Industrial Contractors, Inc.	500 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% 500 shares of common stock	10701 East Ute Street Tulsa, OK 74146	Y

Matrix Service Inc.	5,000 shares of common stock @ $1.00 par value	Oklahoma	Matrix Service Company	100% 500 shares of common stock	10701 East Ute Street Tulsa, OK 74146	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Inc.	Unlimited common and preferred stock	Ontario, Canada	Matrix Service Inc. (OK)	100% 500 shares of common stock	473 Scott Road Sarnia, Ontario N7T 7W1	Y

Matrix Service, Inc., Panama ***		Panama	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	10701 East Ute Street Tulsa, OK 74146	N

San Luis Tank S.A. de C.V. ***		Mexico	Matrix Service Company	100% less 1 share owned by local citizen on board of directors	10701 East Ute Street Tulsa, OK 74146	N

Matrix Service Industrial Contractors Canada, Inc.	50,000 shares of common stock @ $0.01 par value	Delaware	Matrix Service Industrial Contractors, Inc.	100% 1,000 shares of common stock	1500 Chester Pike Eddystone, PA 19022	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Industrial Contractors ULC	100,000 shares of common stock @ no par value	Nova Scotia, Canada	Matrix Service Industrial Contractors Canada, Inc.	100% 100 shares of Common Stock	459 Grandview Ave. Saint John, NB E2J 4M8	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service Specialized Transport, Inc.

62,000 Shares

1,000 shares of Class A common @ $1.00 par value

1,000 shares of Class B common @ $1.00 par value

30,000 shares of Class A Preferred @ $1.00 par value

30,000 shares of Class B Preferred @ $1.00 par value

		Pennsylvania	Matrix Service Industrial Contractors, Inc.	100% 100 shares of Class A Common Stock 100% 400 shares of Class B Common Stock 100% 17,500 shares of Class A Preferred Stock	1500 Chester Pike Eddystone, PA 19022	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix Service ULC	Unlimited common and preferred stock	Alberta, Canada	Matrix Service Inc. (OK)	100% 100 shares of Common Stock	7067 39th Street Leduc, AB T9E 0B3	Y

S.M. Electric Company, Inc.	1,000 shares of common stock without par value	New Jersey	Matrix Service Industrial Contractors, Inc.	100% - 96 shares of Common Stock	601 New Brunswick Avenue Rahway, New Jersey 07065-1144	Y

Matrix Service International, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix International Holding, LLC	N/A	Delaware	Matrix Service Company	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Matrix Service Costa Rica, SRL, a Costa Rican Sociedad de Responsabilidad Limitada	10,000,000 colones	Costa Rica	Matrix Service International, LLC	100% - 10,000 colones	Costa Rica	N

Matrix International Construction, LLC	N/A	Oklahoma	Matrix Service International, LLC	100% of the limited liability company interest	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
MSE Engineering Services, Inc.	5,000,000 shares common stock	Delaware	Matrix Service Company	100% - 1,000 shares	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

PDM Engineering Services, Inc.	5,000,000 shares common stock	Delaware	MSE Engineering Services, Inc.	100% - 1,000 shares	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

EDC Engineering Services, Inc.	5,000,000 shares common stock	Delaware	MSE Engineering Services, Inc.	100% - 1,000 shares	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
Matrix International Engineering, LLP	N/A	Delaware	Matrix Service International, LLC MSE Engineering Services, Inc.	99% 1%	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	Y

Matrix International Bahamas Ltd.		Bahamas	Matrix Service International, LLC	100%	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N

Subsidiary Name	Total Authorized Capital	Place of Incorporation or Formation	Owned By	Percentage Ownership of Issued and Outstanding Common Stock and other Equity Interests	Principal Place of Business	Guarantor (Y/N)
MSE International Puerto Rico, LLP		Puerto Rico	Matrix International Engineering, LLP Kenneth Erdmann Joseph Hoptay	99% - Class A Partnership Participation Units 0.5% - Class B Partnership Participation Units 0.5% Class B Partnership Participation Units	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N

Matrix Construction, SRL		Panama	Matrix International Holding, LLC Matrix Service International, LLC	50% 50%	5100 E. Skelly Drive Suite 700 Tulsa, OK 74135	N

***	Not currently considered to be a Subsidiary for purposes of the Credit Agreement - see the revised definition of “Subsidiary”.